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                                                                     EXHIBIT 3.2
                                                                     -----------
                                     BY-LAWS

                                       OF

                               CCP WORLDWIDE, INC.

                                    ARTICLE I

                                     Offices
                                     -------
     Section 1.     Registered Office.  The registered office of the Corporation
     ---------      -----------------
shall be located at 2711 Centerville Road, Suite 400, City of Wilmington 19808, County of Castle, or at such other place as the Board of Directors shall determine from time to time.

     Section  2.     Other  Offices.  The  principal  office  of the Corporation
     ----------      --------------
shall be located at such place as the Board of Directors may specify from time to time. The Corporation may have such other offices at such other places, either within or without the State of Delaware, as the Board of Directors may from time to time determine, or as the affairs of the Corporation may require.

                                   ARTICLE II

                            Meetings of Stockholders
                            ------------------------

     Section  1.     Place  of  Meeting.  Meetings  of  the  stockholders of the
     ----------      ------------------
Corporation shall be held at such place, either within or without the State of Delaware, as may be designated from time to time by the Board of Directors, or, if not so designated, then at the principal office of the Corporation required to be maintained pursuant to Article I, Section 2 hereof.

     Section 2.     Annual Meetings.  The annual meeting of the stockholders for
     ---------      ---------------
the year 2002 shall be held at such time as may be designated by the Board of Directors; and thereafter the annual meeting of the stockholders shall be held on the 15th day of April at 10:00 a.m. of each year, commencing in the year 2003, if not a legal holiday, and if such is a legal holiday, then on the next following day not a legal holiday, at such time and place as the Board of Directors shall determine, at which time the stockholders shall elect a Board of Directors and transact such other business as may be properly brought before the meeting. Notwithstanding the foregoing, the Board of Directors may cause the annual meeting of stockholders to be held on such other date in any year as they shall determine to be in the best interest of the Corporation, and any business transacted at said meeting shall have the same validity as if transacted on the date designated herein.

   Section  3.  Special Meetings.  Special meetings of the stockholders, for any
   ----------   ----------------
purpose or purposes, unless otherwise prescribed by statute or the Certificate of Incorporation, may be called by the President, Secretary or the Chairman of the Board of Directors, if any. The President or Secretary shall call a special meeting when: (1) requested in writing by any two or more of the directors, or one director if only one director is then in office; or (2) requested in writing by stockholders owning a majority of the shares entitled to vote. Such written request shall state the purpose or purposes to the proposed meeting.


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   Section  4.  Notice.  Except  as  otherwise  required  by  statute  or  the
   ----------   ------
Certificate of Incorporation, written notice of each meeting of the stockholders, whether annual or special, shall be served, either personally or by mail, upon each stockholder of record entitled to vote at such meeting, not less than ten (10) nor more than sixty (60) days before the meeting. Notice of any meeting of stockholders shall state the place, date and hour of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Notice of any meeting of stockholders shall not be required to be given to any stockholder who, in person or by his authorized attorney, either before or after such meeting, shall waive such notice in writing. Attendance of a stockholder at a meeting, either in person or by proxy, shall itself constitute waiver of notice and waiver of any and all objections to the place and time of the meeting and manner in which it has been called or convened, except when a stockholder attends a meeting solely for the purpose of stating, at the beginning of the meeting, any such objections to the transaction of business. Notice of the time and place of any adjourned meeting need not be given otherwise than by the announcement at the meeting at which adjournment is taken, unless the adjournment is for more than thirty (30) days or after the adjournment a new record date is set.

   Section  5.  Proxies.  A  stockholder  may  attend,  represent,  and vote his
   ----------   -------
shares at any meeting in person, or be represented and have his shares voted for by a proxy which such stockholder has duly executed in writing. No proxy shall be valid after three (3) years from the date of its execution unless a longer period is expressly provided in the proxy. Each proxy shall be revocable unless otherwise expressly provided in the proxy or unless otherwise made irrevocable by law.

   Section  6.  Quorum.  The  holders  of  a  majority  of  the  stock  issued,
   ----------   ------
outstanding and entitled to vote, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders and shall be required for the transaction of business, except as otherwise provided by law, by the Certificate of Incorporation, or by these Bylaws. If, however, such majority shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote at such meeting, present in person or by proxy, shall have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting unless the adjournment is for more than thirty (30) days or after the adjournment a new record date is set, until the required amount of voting stock shall be present. At such adjourned meeting at which a quorum shall be present in person or by proxy, any business may be transacted that might have been transacted at the meeting originally called.

   Section 7.  Voting of Shares.  Each outstanding share of voting capital stock
   ---------   ----------------
of the Corporation shall be entitled to one vote on each matter submitted to a vote at a meeting of the stockholders, except as otherwise provided in the Certificate of Incorporation. The vote by the holders of a majority of the shares voted on any matter at a meeting of stockholders at which a quorum is present shall be the act of the stockholders on that matter, unless the vote of a greater number is required by law, by the Certificate of Incorporation, or by these Bylaws; provided, however, that directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.

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     Section  8.     Action  Without  Meeting.
     ----------      ------------------------

     A. Any action required by statute to be taken at any annual or special meeting of the stockholders, or any action which may be taken at any annual or special meeting of the stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, are signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted; provided, however, that a written consent to elect directors, if such consent is less than unanimous, may be in lieu of the holding of an annual meeting of stockholders only if all of the directorships to which directors could be elected at such annual meeting are vacant and are filled by such action.

     B. Every written consent shall bear the date of signature of each stockholder who signs the consent, and no consent shall be effective to take the corporate action referred to in such consent unless, within sixty (60) days of the earliest dated consent delivered to the Corporation in the manner required in these Bylaws, written consents signed by a sufficient number of stockholders to take action are delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation's registered office shall be by hand or by certified or registered mail, return receipt requested.

     C. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing. If the action which is consented to is such as would have required the filing of a certificate under any section of the General Corporation Law of Delaware if such action had been voted on by the stockholders at a meeting thereof, then the certificate filed under such section shall state, in lieu of any statement required by such section concerning any vote of stockholders, that written notice and written consent have been given as provided in Section 228 of the General Corporation Law of Delaware.

   Section  9.  Fixing  of  Record  Date.  For  the  purposes  of  determining
   ----------   ------------------------
stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of

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stockholders  of  record  entitled  to  notice  of  or  to  vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting. For the purpose of determining the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation in the manner provided by law. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action. For the purpose of determining the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty (60) days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

   Section  10.   List  of Stockholders.  The  Secretary  shall prepare, or have
   -----------    ----------------------
prepared, and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not specified, at the place where the meeting is to be held. The list shall be produced and kept at the time and place of meeting during the whole time thereof, and may be inspected by any stockholder who is present.

                                   ARTICLE III

                               Board of Directors
                               ------------------

     Section 1.     General Powers.  The business and affairs of the Corporation
     ---------      --------------
shall be managed by the Board of Directors, except as otherwise provided by law, by the Certificate of Incorporation of the Corporation or by these Bylaws.

     Section  2.     Number,  Term  and  Qualifications.  The Board of Directors
     ----------      ----------------------------------
shall consist of not less than one or more than ten members, the exact number to be determined from time to time by resolution of the Board of Directors. Directors need not be stockholders or residents of the State of Delaware. Each Director shall hold office for the term for which he is appointed or elected and

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until  his  successor, if any, shall have been elected and shall have qualified, or until his death or until he shall have resigned or shall have been removed in the manner hereinafter provided. Directors need not be elected by ballot, except upon demand of any stockholder.

   Section 3.   Removal. At a special meeting of the stockholders called for the
   ---------    -------
purpose in the manner provided in these Bylaws, subject to any limitations imposed by law or the Certificate of Incorporation, the Board of Directors, or any individual director, may be removed from office, with or without cause, by the holders of a majority of the outstanding shares entitled to vote at an election of directors.

   Section  4.  Resignation.  Any  director of the Corporation may resign at any
   ----------   -----------
time by giving written notice to the President or the Secretary of the Corporation. The resignation of any director shall take effect upon receipt of such notice or at such later time as shall be specified in such notice. The acceptance of such resignation shall not be necessary to make it effective.

   Section  5.  Vacancies.  Any  vacancy in the Corporation's Board of Directors
   ----------   ---------
may be filled by the vote of a majority of the remaining directors then in office, though less than a quorum. Any vacancy created by an increase in the authorized number of directors shall be filled only by election at an annual meeting or at a special meeting of stockholders called for that purpose. The stockholders may elect a director at any time to fill a vacancy not filled by the directors.

   Section  6.  Compensation.   The Board of Directors may cause the Corporation
   ----------   ------------
to compensate directors for their services as directors and may provide for payment by the Corporation of all expenses incurred by directors in attending regular and special meetings of the Board.

                                   ARTICLE IV

                              Meetings of Directors
                              ---------------------

     Section 1.     Annual and Regular Meetings.  A regular meeting of the Board
     ---------      ---------------------------
of Directors shall be held immediately after, and at the same place as, the annual meeting of stockholders. In addition, the Board of Directors may provide, by resolution, for the holding of additional regular meetings.

     Section  2.     Special  Meetings.  Special  meetings  of  the  Board  of
     ----------      -----------------
Directors may be called by or at the request of the Chairman of the Board, the President or any two or more directors, or one director if only one director is then in office. Such meetings may be held at the time and place designated in the notice of the meeting.

     Section  3.     Notice  of  Meetings.
     ----------      --------------------

     A. Regular meetings of the Board of Directors may be held without notice. Written notice of the time and place of all special meetings of the Board of Directors shall be given at least twenty-four (24) hours before the meeting and not more than thirty (30) days prior to the meeting; such notice need not specify the purpose for which the meeting is called. Notice of any meeting may be waived in writing at any time before or after the meeting and

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will  be  waived  by any director by attendance at such meeting, except when the director attends the meeting for the express purposes of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

     B. The transaction of all business at any meeting of the Board of Directors, however called or noticed, or wherever held, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum be present and if, either before or after the meeting, each of the directors not present shall sign a written waiver of notice, or a consent to holding such meeting, or an approval of the minutes thereof. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in any written waiver of notice or consent unless so required by the Certificate of Incorporation or these Bylaws. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meetings.

   Section  4.  Quorum.  At all meetings of the Board of Directors, the presence
   ----------   ------
of a majority of the directors shall constitute a quorum for the transaction of business. In the absence of a quorum, a majority of the directors present at any meeting may adjourn from time to time until a quorum is constituted. Notice of the time and place of any adjourned meeting need only be given by announcement at the meeting at which adjournment is taken.

   Section  5.  Manner  of  Acting.  Except  as otherwise provided by law, these
   ----------   ------------------
Bylaws or the Certificate of Incorporation of the Corporation, the act of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

   Section  6.  Action  Without  Meeting.  Unless  otherwise  restricted  by the
   ----------   ------------------------
Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting, if all member of the Board of Directors consent in writing, and such writing or writings are filed with the minutes of proceedings of the Board of Directors.

   Section  7.  Telephonic  Meetings.  Members  of  the  Board  of Directors may
   ----------   --------------------
participate in a meeting of such Board by means of conference telephone or similar communications equipment by means of which all persons participating i the meeting can hear each other, and participation in a meeting pursuant to this Section shall constitute presence in person at such meeting.

                                    ARTICLE V

                             Committees of the Board

     Section  1.     Creation.  The Board of Directors may designate two or more
     ----------      --------
directors to constitute an Executive Committee or other committees, each of which, to the extent authorized by law and provided in the resolution shall have and may exercise all of the authority delegated to the Executive Committee or other committee by the Board of Directors in the management of the Corporation, except as set forth in Section 6 of this Article V.

     Section 2.     Vacancy.  Any vacancy occurring on an Executive Committee or
     ---------      -------
other  committee  shall  be  filled  by  the  Board  of  Directors.

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

   Section 3.  Removal.  Any member of an Executive Committee or other committee
   ---------   -------
may  be  removed  at any time, with or without cause, by the Board of Directors.

   Section  4.  Minutes.  The  Executive Committee or other committee shall keep
   ----------   -------
regular minutes of its proceedings and report the same to the Board when requested.

   Section  5.  Responsibility  of  Directors.  The  designation of an Executive
   ----------   -----------------------------
Committee or other committee and the delegation thereto of authority shall not alone operate to relieve the Board of Directors or any member thereof, of any responsibility or liability imposed upon it or him by law.

   Section  6.  Restrictions on Committees.  Neither the Executive Committee nor
   ----------   --------------------------
any other committee shall have the authority to: (a) approve or adopt or recommend to the stockholders, any action or matter expressly required by the Delaware General Corporation Law to be submitted to the stockholders for approval; (b) adopt, amend or repeal Bylaws; (c) amend the Certificate of Incorporation; (d) authorize distributions; (e) fill vacancies on the Board of Directors or on any of its committees; (f) approve a plan of merger not requiring shareholder approval; (g) authorize or approve reacquisition of shares, except according to a formula or method prescribed by the Board of Directors; (h) authorize or approve the issuance or sale or contract for sale of shares, or determine the designation and relative rights, preferences, and limitations of a class or series of shares, except within limits specifically prescribed by the Board of Directors; (i) fix compensation of the directors for serving on the Board or on any committee; or (j) amend or repeal any resolution of the Board of Directors which by its terms shall not be so amendable or repealable.
                                   ARTICLE VI

                                    Officers
                                    --------
     Section  1.     Offices.  The Board of Directors shall elect a President or
     ----------      -------
a Vice President and a Secretary or Assistant Secretary, and may elect or appoint a chief executive officer, one or more vice presidents, one or more assistant secretaries, a treasurer or chief financial officer, and other or additional officers as in its opinion are desirable for conduct of the business of the Corporation. The Board of Directors may elect from its own membership a Chairman of the Board. The Board of Directors may by resolution empower any officer or officers of the Corporation to appoint from time to time such vice presidents and other or additional officers as in the opinion of the officer(s) so empowered by the Board are desirable for the conduct of the business of the Corporation. Any two or more offices may be held by the same person.

     Section  2.     Election  and  Term.  Each officer of the Corporation shall
     ----------      -------------------
hold office for the term for which he is elected or appointed, and until his successor has been duly elected or appointed and has qualified, or until his death, resignation or removal pursuant to these Bylaws. Elections by the Board of Directors may be held at any regular or special meeting of the Board.

   Section 3.  Removal.  Any officer elected by the Board may be removed, either
   ---------   -------
with or without cause, by a vote of the Board of Directors. Any officer appointed by another officer or officers may be removed, either with or without cause, by either a vote of the Board of Directors or by the officer or officers

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

given the power to appoint that officer. The removal of any person from office shall be without prejudice to the contract rights, if any, of the person so removed.

   Section  4.  Resignations.  Any  officer  may  resign  at  any time by giving
   ----------   -----------
written notice to the Board of Directors or to the President or Secretary of the Corporation. Any such resignation shall take effect upon receipt of the notice.

   Section  5.  Vacancies.  A  vacancy  in  any  office  because  of  death,
   ----------   ---------
resignation, removal, disqualification, or any other cause, shall be filled for the unexpired portion of the term in the manner prescribed by these Bylaws for regular appointment or elections to such offices.

   Section  6.  Compensation.  The  compensation  of  all  officers  of  the
   ----------   ------------
Corporation shall be fixed by the Board of Directors, except that the Board may delegate to any officer who has been given the power to appoint subordinate officers, the authority to fix the salaries of such appointed officers. No officer shall be prevented from receiving a salary as an officer by reason of the fact that the officer is also a member of the Board of Directors.

   Section  7.   Chairman  of the Board. The Chairman of the Board of Directors,
   ----------   ----------------------
if elected, shall preside at all meetings of the Board of Directors and shall perform such other duties as may be prescribed from time to time by the Board of Directors or by these Bylaws.

   Section  8.  Chief  Executive  Officer.  The  Chief  Executive  Officer,  if
   ----------   -------------------------
elected, shall be the principal executive officer of the Corporation and shall preside at meetings of the Board of Directors in the absence of the Chairman of the Board. The Chief Executive Officer shall be subject to the control and direction of the Board of Directors, and shall supervise and control the management of the Corporation.

   Section  9.  President.  If  no  Chief  Executive  Officer  is  elected,  the
   ----------   ---------
President shall be the principal executive officer of the Corporation, and shall preside at meetings of the Board of Directors in the absence of the Chairman of the Board and the Chief Executive Officer. The President shall be subject to the control and direction of the Board of Directors, and in general, he shall perform all duties incident to the office of President and such other duties as may be prescribed by the Board of Directors, the Chairman of the Board, or the Chief Executive Officer from time to time.

   Section  10.  Vice Presidents.  In the absence or disability of the President
   -----------   ---------------
or in the event of his death, inability or refusal to act, the Vice Presidents, in the order of their length of service as such, unless otherwise determined by the Board of Directors, shall perform the duties and exercise the powers of the President. In addition, the Vice President shall perform such other duties and have such other powers as the Board of Directors shall prescribe.

     Section  11.     Secretary  and  Assistant  Secretary.  The Secretary shall
     -----------      ------------------------------------
attend all meetings of the stockholders and of the Board of Directors, and shall record all acts and proceedings of such meetings in the minute book of the Corporation. The Secretary shall give notice in conformity with these Bylaws of all meetings of the stockholders and of all meetings of the Board of Directors requiring notice. The Secretary shall perform all other duties given him in these Bylaws and other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors shall designate from time to time. The President may direct any Assistant Secretary to assume and perform the duties of the Secretary in the absence or disability of the Secretary, and each Assistant Secretary shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.

     Section  12.     Chief  Financial  Officer  or  Treasurer  and  Assistant
     -----------      --------------------------------------------------------
Treasurer. The Chief Financial Officer or Treasurer shall keep or cause to be kept the books of account of the Corporation in a thorough and proper manner, and shall render statements of the financial affairs of the Corporation in such form and as often as required by the Board of Directors or the President. The Chief Financial Officer or Treasurer, subject to the order of the Board of Directors, shall have the custody of all funds and securities of the Corporation. The Chief Financial Officer or Treasurer shall perform other duties commonly incident to his officer and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time. The President may direct any Assistant Treasurer to assume and perform the duties of the Chief Financial Officer or Treasurer in the absence or disability of the Chief Financial Officer or Treasurer, and each Assistant Treasurer shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.

   Section  14.  Duties of Officers May Be Delegated.  In case of the absence of
   -----------   ----------------------------------
any officer of the Corporation or for any other reason that the Board may deem sufficient, the Board may delegate the powers or duties of such officer to any other officer or to any director for the time being provided a majority of the entire Board of Directors concurs in such delegation.

   Section  15.  Bonds.  The  Board of Directors may, by resolution, require any
   -----------   -----
or all officers, agents and employees of the Corporation to give bond to the Corporation, with sufficient securities, conditioned on faithful performance of the duties of their respective offices or positions, and to comply with such other conditions as may from time to time be required by the Board of Directors.

                                   ARTICLE VII

                                  Capital Stock

     Section  1.     Certificates.  The  interest  of  each stockholder shall be
     ----------      ------------
evidenced by a certificate representing shares of stock of the Corporation, which shall be in such form as the Board of Directors may from time to time adopt and shall be numbered and shall be entered in the books of the Corporation as they are issued. Each certificate shall exhibit the holders name, the number of shares and class of shares and series, if any, represented thereby, a statement that the Corporation is organized under the laws of the State of Delaware, and the par value of each share or a statement that the shares are without par value. Each certificate shall be signed by the President or a Vice President and the Secretary or an Assistant Secretary or Treasurer or Assistant Treasurer and shall be sealed with the seal of the Corporation.

     Section 2.     Transfer of Shares.  Transfer of shares shall be made on the
     ---------      ------------------
stock transfer books of the Corporation only upon surrender of the certificate for the shares sought to be transferred by the record holder or by a duly

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authorized  agent,  transferee  or  legal  representative.  All  certificates surrendered for transfer shall be canceled before new certificates for the transferred shares shall be issued.

   Section  3.     Lost  or  Destroyed  Certificates.  A  new  certificate  or
   ----------      ---------------------------------
certificates shall be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost, stolen, or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen, or destroyed. The Corporation may require, as a condition precedent to the issuance of a new certificate or certificates, the owner of such lost, stolen, or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require or to give to the Corporation a surety bond in such form and amount as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

   Section 4.  Holder of Record.  The Corporation shall be entitled to recognize
   ---------   ----------------
the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

                                  ARTICLE VIII

                               General Provisions

   Section  1.     Distributions  to Stockholders.  The Board of Directors may
   ----------      ------------------------------
from time to time authorize, and the Corporation may make, distributions to its stockholders (including, without limitation, dividends and distributions involving acquisition of the Corporation's shares) in the manner and upon the terms and conditions provided by law, and subject to the provisions of its Certificate of Incorporation.

   Section  2.     Seal.  The seal of the Corporation shall be in such form as
   ----------      ----
the  Board  of  Directors  may  from  time  to  time  determine.

   Section  3.  Depositories  and Checks.  All funds of the Corporation shall be
   ----------   ------------------------
deposited in the name of the Corporation in such bank, banks, or other financial institutions as the Board of Directors may from time to time designate and shall be drawn out on checks, drafts or other orders signed on behalf of the Corporation by such person or persons as the Board of Directors may from time to time designate.

   Section 4.  Loans.  No loans shall be contracted on behalf of the Corporation
   ---------   -----
and no evidence of indebtedness shall be issued in its name unless authorized by a resolution of the Board of Directors. Such authority may be general or defined to specific instances.

   Section  5.  Fiscal  Year.  The fiscal year of the Corporation shall be fixed
   ----------   ------------
by  the  Board  of  Directors.

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   Section  6.  Contracts.  The  Board of Directors may authorize any officer or
   ----------   ---------
officers, agent or agents, to enter into any contract or execute and deliver any instrument on behalf of the Corporation, and such authority may be general or confined to specific instances.

                                   ARTICLE IX

                                   Amendments

     Except as otherwise provided herein, in the Certificate of Incorporation or in the Delaware General Corporation Law, these Bylaws (including this Article
IX) may be amended or repealed and new Bylaws may be adopted at any regular or special meeting of the Board of Directors. The Board of Directors shall have no power to amend or repeal any Bylaw, or to adopt any new Bylaw, which in either case has the effect of: (1) requiring the presence of more votes for a quorum of any voting group of stockholders than is required by law; (2) requiring more affirmative votes to constitute action on a particular matter by any voting group of stockholders than are required by law; (3) changing the size of the Board of Directors from a fixed number to a variable-range or vice versa, changing the range of a variable-range size board, or expanding the authority of the Board of Directors to otherwise increase, decrease or fix the number of directors; (4) classifying and staggering the election of directors; or (5) expanding the right(s) of directors to indemnification from the Corporation beyond the indemnification authorized or mandated under the Delaware General Corporation Law.

     No Bylaws adopted, amended or repealed by the stockholders may be readopted, amended or repealed by the Board of Directors unless the Certificate of Incorporation or a Bylaw adopted by the stockholders authorizes the Board of Directors to adopt, amend or repeal that particular Bylaw or the Bylaws generally.

                                    ARTICLE X

                                 Indemnification
                                 ---------------

     Any person who at any time serves or has served as a director or officer of the Corporation, or in such capacity at the request of the Corporation for any other foreign or domestic corporation, partnership, joint venture, trust or other enterprise, or as trustee or administrator under an employee benefit plan, shall have a right to be indemnified by the Corporation to the fullest extent permitted by law against (a) reasonable expenses, including attorneys' fees, actually and necessarily incurred by him in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, and whether or not brought by or on behalf of the Corporation, seeking to hold him liable by reason of the fact that he is or was acting in such capacity, and (b) reasonable payments made by him in satisfaction of any judgment, money decree, fine, penalty or settlement for which he may have become liable in any such action, suit or proceeding.

     To the extent permitted by law, expenses incurred by a director or officer in defending a civil or criminal action, suit or proceeding shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding, upon receipt of an undertaking by or on behalf of such director or officer to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified hereunder by the Corporation.

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     If  a person claiming a right to indemnification under this Section obtains a non-appealable judgment against the Corporation requiring it to pay substantially all of the amount claimed, the claimant shall be entitled to recover from the Corporation the reasonable expense (including reasonable legal fees) of prosecuting the action against the Corporation to collect the claim.

     Notwithstanding the foregoing provisions, the Corporation shall indemnify or agree to indemnify any person against liability or litigation expense he may incur if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, if he had no reasonable cause to believe his action was unlawful.

     The Board of Directors of the Corporation shall take all such action as may be necessary and appropriate to authorize the Corporation to pay the indemnification required by this Bylaw, including without limitation, to the extent needed, making a good faith evaluation of the manner in which the claimant for indemnity acted and of the reasonable amount of indemnity due him and giving notice to, and obtaining approval by, the stockholders of the Corporation.

     Any person who at any time after the adoption of this Bylaw serves or has served in any of the aforesaid capacities for or on behalf of the Corporation shall be deemed to be doing or to have done so in reliance upon, and as consideration for, the right of indemnification provided herein. Such right shall inure to the benefit of the legal representatives of any such person and shall not be exclusive of any other rights to which such person may be entitled apart from the provision of this Bylaw.

     Unless otherwise provided herein, the indemnification extended to a person that has qualified for indemnification under the provisions of this Article X shall not be terminated when the person has ceased to be a director, officer, employee or agent for all causes of action against the indemnified party based on acts and events occurring prior to the termination of the relationship with the Corporation and shall inure to the benefit of the heirs, executors and administrators of such person.


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